UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 06, 2014 (Date of earliest event reported)
Synergetics USA, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-10382 (Commission File Number)	20-5715943 (IRS Employer Identification Number)

3845 Corporate Centre Drive, O'Fallon, Missouri (Address of principal executive offices)		63368 (Zip Code)
(636) 939-5100 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 6, 2014, Synergetics USA, Inc. (the "Company") issued a press release announcing its financial results for the second quarter of fiscal 2014. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The press release attached hereto as Exhibit 99.1 and incorporated herein by reference includes certain financial information prepared in conformity with generally accepted accounting principles ("GAAP") as well as non-GAAP financial information. The Company measures its performance primarily through its operating profit. In addition, management uses certain non-GAAP measures, such as adjusted operating income, EBITDA (earnings before interest, taxes, depreciation and amortization) and adjusted earnings per share, to measure the Company's operating performance. A description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the press release.

These non-GAAP measures are considered by the Company's Board of Directors and management as a basis for measuring and evaluating the Company's overall operating performance. They are presented to enhance an understanding of the Company's operating results and are not intended to represent cash flow or results of operations. The use of these non-GAAP measures provides an indication of the Company's ability to service debt and measure operating performance. Management believes these non-GAAP measures are useful in evaluating the Company's operating performance compared to other companies in its industry, and are beneficial to investors, potential investors and other key stakeholders, including creditors, who use this measure in their evaluation of performance.

These non-GAAP measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Synergetics USA, Inc. dated March 06, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 06, 2014	SYNERGETICS USA, INC. By: /s/ Pamela Boone Pamela Boone Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Synergetics USA, Inc. dated March 06, 2014